TRANSPARENT VALUE TRUST
Supplement Dated February 25, 2016
To the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) for Transparent Value Large-Cap Aggressive Fund, Transparent Value Large-Cap Core Fund, Transparent Value Large-Cap Growth Fund and Transparent Value Small-Cap Fund (the “Funds”), each a series of Transparent Value Trust (the “Trust”).
On February 23-24, 2016, the Board of Trustees (the “Board”) of the Trust approved the closing and subsequent liquidation of the Funds pursuant to the terms of a Plan of Liquidation. Accordingly, each Fund is expected to cease operations, liquidate its assets, and, after paying or making provision to pay its obligations and charges, distribute the liquidation proceeds to shareholders of record on or about March 28, 2016 (the “Liquidation Date”). The Liquidation Date may be changed without notice by the Trust’s officers.
The Funds will be closed to new shareholders on or about February 25, 2016, and to new investments from existing shareholders on March 18, 2016. During the period between February 25, 2016 and the Liquidation Date, each Fund will engage in business and activities for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders. The planned liquidation may cause a Fund to increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies as stated in the Fund’s Prospectus and SAI.
If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will automatically redeem the shareholder’s Fund shares and distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount will include any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The liquidating distribution to shareholders will be treated as payment in redemption and cancellation of their shares. Although the liquidation is not expected to be a taxable event for the Funds, the automatic redemption of your shares on the Liquidation Date may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.
Any time prior to the Liquidation Date, shareholders of the Funds may redeem (sell) or exchange their shares in the manner described in the Statutory Prospectus under “Purchasing, Selling and Exchanging Fund Shares.” Effective immediately, any applicable contingent deferred sales charge will be waived for shareholders. Shareholders remaining in a Fund on the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of a Fund’s portfolio holdings in preparation for the liquidation. Other costs relating to the liquidation will be borne by the Funds’ investment manager and its affiliates, and not the Funds.
Shareholders who opened their accounts through a broker or other financial intermediary should contact that financial intermediary to assist with the reinvestment of their liquidating distribution.

Important Information for Retirement Plan Investors: Retirement plan investors should consult their tax advisers regarding the consequences of the receipt of a liquidating cash distribution or a redemption of Fund shares prior to the liquidation of the Fund. Upon the receipt of a distribution from a Fund, whether in the form of a redemption or liquidating cash distribution, retirement plan investors may have a limited time within which to reinvest the distribution proceeds to avoid adverse tax consequences.
A shareholder may obtain additional information by contacting Investor Services at 1-888-727-6885 or by contacting his or her plan sponsor, broker-dealer, or financial institution.

Effective on the Liquidation Date, all references to the Funds in the Prospectuses and SAI are hereby deleted.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

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